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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO
                         12 7/8% SENIOR NOTES DUE 2010

                                       OF

                     NORTHPOINT COMMUNICATIONS GROUP, INC.

                  Pursuant to the Prospectus dated      , 2000

   This form or one substantially equivalent hereto, must be used by any Holder of 12 7/8% Senior Notes due 2010 (the "Old Notes") of Northpoint Communications Group, Inc., a Delaware corporation (the "Company"), who wishes to tender Old Notes pursuant to the Company's Exchange Offer, as defined in
the Prospectus dated     , 2000 (the "Prospectus") and (1) whose Old Notes are
not immediately available or (2) who cannot deliver such Old Notes, the Letter of Transmittal or any other required documents before the Expiration Date (as defined in the Prospectus). Such form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

   By Registered or Certified Mail:               By Hand Delivery:

          The Bank of New York                   The Bank of New York
        101 Barclay Street, 7E                 101 Barclay Street, 7E
       New York, New York 10286               New York, New York 10286
        Attn: Tolupope Adeyoju,                Attn: Tolupope Adeyoju,
       Reorganization Department              Reorganization Department

        By Overnight Delivery:               By Facsimile (for Eligible
                                                 Institutions only):
         The Bank of New York
        101 Barclay Street, 7E                     (212) 815-6339
       New York, New York 10286
        Attn: Tolupope Adeyoju,               To Confirm By Telephone:
       Reorganization Department
                                                   (212) 815-3738

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

Aggregate Principal Amount: _________    Name(s) of Registered Holder(s): ____

Amount Tendered: $ _________ *           ______________________________________

Certificate No(s) (if available): _____________________________________________

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$ _____________________________________________________________________________
            (Total Principal Amount Represented by Certificate(s))

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ___________________________________________________________

Date: _________________________________________________________________________

*Must be in integral multiples of $1,000.

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   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                               PLEASE SIGN HERE

X ___________________________________    _____________________________________

X ___________________________________    _____________________________________
     Signature(s) of Owner(s) or                         Date
        Authorized Signatory

Area Code and Telephone Number: _______________________________________________

   Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                     Please print name(s) and address(es)

Name(s):_______________________________________________________________________

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Capacity:______________________________________________________________________

Address(es):___________________________________________________________________

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                             GUARANTEE OF DELIVERY

                   (Not to be used for signature guarantee)

   The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank;
(ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three Nasdaq National Market trading days after the date of execution of this Notice of Guaranteed Delivery.

   The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

______________________________________    _____________________________________
             Name of Firm                          Authorized Signature

______________________________________    _____________________________________
                Address                                    Title

______________________________________           (Please Type or Print)
               Zip Code

Area Code and Telephone Number: ____________________ Date: ____________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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